EXHIBIT 99

Procter & Gamble Earnings Release: Q2 FY 12

January 27, 2012

October - December 11 (Q2 FY 12)
Business Results

IAMS
Gain
Cascade
Bounty
Luvs
Charmin
Ultra Soft
always
bounce
ACE
Prilosec
Pampers
Cruisers
Dash
Tide
ARIEL
Pringles
Fixodent
DURACELL
NyQuil

FY'12 Key Objectives

- Continue sales growth momentum
- Execute pricing with excellence
- Improve Productivity in all we do
- Deliver operating earnings growth

Oct – Dec 11 (Q2 FY 12) Results

Organic Sales Growth

6%
5%
4%
3%
2%
1%
0%
+3%
+4%
+5%
+4%
+4%
OND 10
JFM 11
AMJ 11
JAS 11
OND 11

Oct – Dec 11 (Q2 FY 12) Results
% of Sales In-Line or Growing Value Share

70%
60%
50%
40%
30%
20%
10%
0%
OND 10
JFM 11
AMJ 11
JAS 11
OND 11

Market share data is past 3 months, value basis, constant currency

Oct – Dec 11 (Q2 FY 12) Results

Pricing Trend

5
4
3
2
1
0
~0%
+1%
+3%
+4%
+4%
OND 10
JFM 11
AMJ 11
JAS 11
OND 11

Oct – Dec 11 (Q2 FY 12) Results

Core EPS

20%
15%
10%
5%
0%
-5%
+3%
+8%
+18%
+1%
- 3%
OND 10
JFM 11
AMJ 11
JAS 11
OND 11

Business Segment Results

IAMS
Bounty
Luvs
Charmin
Ultra Soft
Cascade
DURACELL
NyQuil
bounce
Prilosec
Pampers
Cruisers
Tide
Dash
ACE
ARIEL
Pringles
Fixodent

Oct – Dec 11 (Q2 FY 12) Results
Beauty & Grooming

Beauty Segment
2%
2%
Organic Sales
Organic Volume

Grooming Segment
2%
1%
Organic Sales
Organic Volume

- +3% Pricing, -4% Mix
- Volume: ↓Mid-singles Developed, ↑ High-singles Developing
- P&G global value share declined 0.2 points

- +2% Pricing,-2% Mix
- Volume: ↓ Mid-singles Developed, ↑ High-singles Developing
- P&G global value share declined 0.6 points

Oct – Dec 11 (Q2 FY 12) Results
Beauty & Grooming

By Category	Organic Volume Growth IYA		
	Global	Developed	Developing
Hair Care	++	-	++
Skin Care, Personal Care & Cosmetics	~=	-	++
Salon Professional	-	-	-
Prestige	~=	-	++
Blades & Razors	++	-	++
Braun	-	-	-

- ++ represents growth above 2%, + represents growth above 1%, ~= represents growth of 1% to decline of 1%; - represents decline greater than 1%. Company average = 1%.

Oct – Dec 11 (Q2 FY 12) Results

Beauty & Grooming Highlights

- Global Head & Shoulders grew volume double-digits for the 2nd consecutive quarter
- North America Hair Care volume declined mid-single digits with competition continuing to spend heavily on promotion
- Asia Hair Care volume grew mid-teens led by China Head & Shoulders volume up more than 25% and India Pantene up over 80% behind sachet distribution and strong market growth
- North America Olay volume declined high-single digits with gains from Olay initiatives more than off-set by losses due to increased competitive activity
- Asia Skin Care grew mid-single digits led by strong growth in recent expansion markets such as India, South Korea, Vietnam and Malaysia
- Prestige organic shipments grew single-digits with SKII up more than 20% behind a strong base business, new product launches of SKII for Men & SKII Cosmetics, and expansion into new markets
- Fusion grew global value share over 1% versus year ago – 20th straight quarter of share growth since launch in January 2006
- North America Blades & Razors volume declined mid-single digits as gains from Fusion were more than off-set by declines on Mach 3 and the Gillette legacy business
- Western Europe Blades & Razors held value share while volume declined high-single digits due to a contracting market
- Central & Eastern Europe, Middle East & Africa Blades & Razors volume grew double-digits as Fusion Pro-Glide launched into multiple countries across the region, including Russia, Saudi Arabia and Romania

Oct – Dec 11 (Q2 FY 12) Results
Health Care Segment

1%
0%
Organic Sales
Organic Volume

- +3% Pricing, -2% Mix
- Volume: ↓ Low-singles Developed, ↑ Low-singles Developing
- P&G global value market share flat

Oct – Dec 11 (Q2 FY 12) Results
Health Care

By Category	Organic Volume Growth IYA		
	Global	Developed	Developing
Oral Care	-	-	-
Feminine Care	~=	-	++
Personal Health Care	~=	~=	~=

• ++ represents growth above 2%, + represents growth above 1%, ~= represents growth of 1% to decline of 1%;
- represents decline greater than 1%. Company average = 1%.

Oct – Dec 11 (Q2 FY 12) Results
Health Care Highlights

- North America Oral Care volume was about flat as the business indexed against a strong prior period and faced high levels of competitive spending
- Western Europe Oral Care value share grew nearly one point while volume declined in a contracting market
- Brazil Oral B toothpaste value share grew to over 6% on a national basis and over 10% in retail channels where it is distributed
- North America Feminine Care volume declined mid-single digits due to price increases taken in September affecting consumer value relative to competitive products
- Central & Eastern Europe, Middle East & Africa Feminine Care volume grew high single digits driven by distribution expansion in South Africa, Middle-East recovery versus prior year, and a shift in timing of distributor shipments in Saudi Arabia
- Global Vicks volume increased high-single digits with North America up low-teens behind the Nature Fusion launch and the introduction of larger sizes. Consumption, however, has slipped in November and December due to a slower cold and flu season

Oct – Dec 11 (Q2 FY 12) Results

Household Care

Fabric & Home Care Segment

5%
0%
Organic Sales
Organic Volume

- +6% Pricing, -1% Mix
- Volume: ↓ Low-singles Developed & ↑ High-singles Developing
- P&G global value share declined 0.5 points

Baby & Family Segment

6%
0%
Organic Sales
Organic Volume

- +6% Pricing, Flat Mix
- Volume: ↓ Mid-singles Developed & ↑ Double-digits Developing
- P&G global value share grew 0.3 points

Oct – Dec 11 (Q2 FY 12) Results
Household Care

Snacks & Pet Care Segment
3%
2%
Organic Sales
Organic Volume

- +3% Pricing, -2% Mix
- Volume: Flat Developed, ↑ Double-digits Developing
- P&G global value share about flat

Oct – Dec 11 (Q2 FY 12) Results
Household Care

By Category	Organic Volume Growth IYA		
	Global	Developed	Developing
Fabric Care	~=	-	++
Home Care	+	-	++
Batteries	-	-	++
P&G Professional	++	++	++
Baby Care	++	-	++
Family Care	-	-	++
Pet Care	-	-	~=
Snacks	++	+	++

• ++ represents growth above 2%, + represents growth above 1%, ~= represents growth of 1% to decline of 1%; - represents decline greater than 1%. Company average = 1%.

Oct – Dec 11 (Q2 FY 12) Results
Household Care Highlights

- North America Fabric Care volume declined low-single digits as declines in laundry volume due to price gaps versus competition were partially offset by strong Downy shipments behind Downy Unstopables
- Western Europe Fabric Care volume declined mid-single digits . Strength in France behind compaction and in Germany behind the Lenor laundry detergent launch partially offset declines in UK laundry due to price gaps versus competition.
- Asia Fabric Care volume grew high-single digits led by India laundry volume up nearly 25% with strong growth across the portfolio and China Ariel up mid-teens behind an Ariel upgrade and relaunch
- North America Home Care volume declined low single-digits with strong shipments in Febreze more than offset by losses in Auto dishwashing due to price increases taken in June affecting consumer value relative to competitive products
- Central & Eastern Europe, Middle East & Africa Home Care grew value share nearly 1 point driven by Fairy dish care growth across multiple markets and strong shipments in recent Air Care expansion markets, such as Russia
- North America Batteries value share grew over 3 points while volume declined mid-single digits due to a contracting market and distribution losses
- Global Baby Care value share increased nearly 1 point with 4 of 5 regions growing
- Asia Baby Care grew volume over 25% and value share grew nearly 2 points with India Pampers volume up over 50% behind a combination of market growth and the most significant product upgrade since we introduced the brand in 2007
- North America Family Care volume declined mid-single digits due to consumer value differences relative to competitive products
- North America Pet Care volume was flat while we continue to rebuild the business with both Customers & Consumers
- Snacks volume increased in all regions led by developing markets up mid-teens behind distribution expansion & solid brand fundamentals

FY 2012 & Jan-Mar 2012 Guidance

Luvs
Bounty
Charmin
Ultra Soft
IAMS
Cascade
DURACELL
NyQuil
always
bounce
Prilosec
Pampers
Cruisers
Dash
Tide
Fixodent

Back Half 2012 Guidance

Organic Sales Growth

7%
6%
5%
4%
3%
2%
1%
0%
4%
4%
4%
+4%
to +5%
1H FY 11
2H FY 11
1H FY 12
2H FY 12E

Back Half 2012 Guidance

Core EPS Growth

15%
10%
5%
0%
-5%
4%
13%
-1%
+4%
to +9%
1H FY 11
2H FY 11
1H FY 12
2H FY 12E

Back Half 2012 Guidance

Core Operating Profit Growth

20%
15%
10%
5%
0%
-5%
-3%
2%
-4%
+10%
to +15%
1H FY 11
2H FY 11
1H FY 12
2H FY 12 E

FY 2012 Guidance
Organic Sales Growth

6%
5%
4%
3%
2%
1%
0%
2%
3%
4%
+4%
to +5%
FY 09
FY 10
FY 11
FY 12E

FY 2012 Guidance
Core EPS Growth

10%
8%
6%
4%
2%
0%
6%
6%
8%
+1%
to +4%
FY 09
FY 10
FY 11
FY 12E

Q3 & Q4 FY 12 Guidance
Organic Sales Growth

6%
4%
2%
0%
4%
5%
4%
4%
+3% to +5%
+4% to +6%
JFM 11
AMJ 11
JAS 11
OND 11
JFM 12E
AMJ 12E

Q3 & Q4 FY 12 Guidance
Core EPS Growth

20%
15%
10%
5%
0%
-5%
8%
18%
1%
-3%
1%
to -5%
14%
to 19%
JFM 11
AMJ 11
JAS 11
OND 11
JFM 12E
AMJ 12E

Q3 & Q4 FY 12 Guidance
Core Operating Profit Growth

19% to 24%
25%
20%
15%
10%
5%
0%
-5%
11%
2% to 8%
-5%
-4%
-4%
JFM 11
AMJ 11
JAS 11
OND 11
JFM 12E
AMJ 12E

FY 2012 Guidance
Cash Generation and Usage

Free Cash Flow Productivity:	+/- 90%
Capital Spending:	4% to 5% of sales

FY 2012 Guidance
Returning Value to Shareholders

	FY '09	FY '10	FY '11	FY '12E
Dividends, $bn	5.0	5.5	5.8	~6
Share Repurchase, $bn	6.4	6.0	7.0	~4 to 5
Value to Shareholders, $bn	11.4	11.5	12.8	~10 to 11
Shareholder Yield, % of market cap	6.5%	6.6%	7.5%	~ 5.5% to 6.0%

Shareholder Yield is calculated based on market cap of the last day of each Fiscal Year. FY 12 Estimate is based on Market Cap as of January 24th

Forward Looking Statements

All statements, other than statements of historical fact included in this release or presentation, are forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements are based on financial data, market assumptions and business plans available only as of the time the statements are made, which may become out of date or incomplete. We assume no obligation to update any forward-looking statement as a result of new information, future events or other factors. Forward-looking statements are inherently uncertain, and investors must recognize that events could differ significantly from our expectations. In addition to the risks and uncertainties noted in this release or presentation, there are certain factors that could cause actual results for any quarter or annual period to differ materially from those anticipated by some of the statements made. These include: (1) the ability to achieve business plans, including growing existing sales and volume profitably despite high levels of competitive activity and an increasingly volatile economic environment, especially with respect to the product categories and geographical markets (including developing markets) in which the Company has chosen to focus; (2) the ability to successfully manage ongoing acquisition, divestiture and joint venture activities to achieve the cost and growth synergies in accordance with the stated goals of these transactions without impacting the delivery of base business objectives; (3) the ability to successfully manage ongoing organizational changes designed to support our growth strategies, while successfully identifying, developing and retaining key employees, especially in key growth markets where the availability of skilled employees is limited; (4) the ability to manage and maintain key customer relationships; (5) the ability to maintain key manufacturing and supply sources (including sole supplier and plant manufacturing sources); (6) the ability to successfully manage regulatory, tax and legal requirements and matters (including product liability, patent, intellectual property, and tax policy), and to resolve pending matters within current estimates; (7) the ability to resolve the pending competition law inquiries in Europe within current estimates; (8) the ability to successfully implement, achieve and sustain cost improvement plans in manufacturing and overhead areas, including the Company's outsourcing projects; (9) the ability to successfully manage currency (including currency issues in certain countries, such as Venezuela, China and India), debt, interest rate and commodity cost exposures and significant credit or liquidity issues; (10) the ability to manage continued global political and/or economic uncertainty and disruptions, especially in the Company's significant geographical markets, due to terrorist and other hostile activities or natural disasters (including the civil unrest in the Middle East and the Japan earthquake and tsunami) and/or disruptions to credit markets resulting from a global, regional or national credit crisis; (11) the ability to successfully manage competitive factors, including prices, promotional incentives and trade terms for products; (12) the ability to obtain patents and respond to technological advances attained by competitors and patents granted to competitors; (13) the ability to successfully manage increases in the prices of raw materials used to make the Company's products; (14) the ability to develop effective sales, advertising and marketing programs; (15) the ability to stay on the leading edge of innovation, maintain a positive reputation on our brands and ensure trademark protection; and (16) the ability to rely on and maintain key information technology systems (including Company and third-party systems) and the security over such systems and the data contained therein. For additional information concerning factors that could cause actual results to materially differ from those projected herein, please refer to our most recent 10-K, 10-Q and 8-K reports.

The Procter & Gamble Company: Reg G Reconciliation of Non-GAAP measures

In accordance with the SEC’s Regulation G, the following provides definitions of the non-GAAP measures used in the script for the earnings call and the preceding slides with the reconciliation to the most closely related GAAP measure.  The measures provided are as follows:
1.	Organic Sales Growth – pages 1 and 2
2.	Core EPS – pages 2 through 4
3.	Core Operating Margin – pages 4 and 5
4.	Core Operating Profit Growth – pages 5 and 6
5.	Core Effective Tax Rate – page 6
6.	Free Cash Flow – page 6
Note—where indicated, 1H means “first half” and 2H means “second half”.

1. Organic Sales Growth:
Organic sales growth is a non-GAAP measure of sales growth excluding the impacts of acquisitions, divestitures and foreign exchange from year-over-year comparisons.  We believe this provides investors with a more complete understanding of underlying sales trends by providing sales growth on a consistent basis.  Organic sales is also one of the measures used to evaluate senior management and is a factor in determining their at-risk compensation.  The reconciliation of reported sales growth to organic sales is as follows:
Total P&G	Net Sales Growth	Foreign Exchange Impact	Acquisition/ Divestiture Impact*	Organic Sales Growth
OND 09	6%	-2%	1%	5%
JFM 10	7%	-3%	0%	4%
AMJ 10	5%	-1%	0%	4%
JAS 10	2%	3%	-1%	4%
OND 10	2%	2%	-1%	3%
JFM 11	5%	-1%	0%	4%
AMJ 11	10%	-5%	0%	5%
JAS 11	9%	-5%	0%	4%
OND 11	4%	0%	0%	4%
Average–OND 09-OND 11	5%	-1%	0%	4%
JFM 12 (Estimate)	0% to 2%	3%	0%	3% to 5%
AMJ 12 (Estimate)	-1% to 2%	5% to 4%	0%	4% to 6%
1H FY 2011	2%	2%	0%	4%
2H FY 2011	7%	-3%	0%	4%
1H FY 2012	6%	-3%	1%	4%
2H FY 2012 (Estimate)	0% to 2%	4% to 3%	0%	4% to 5%
FY 2009	-3%	4%	1%	2%
FY 2010	3%	1%	-1%	3%
FY 2011	5%	0%	-1%	4%
FY 2012 (Estimate)	3% to 4%	1%	0%	4% to 5%

OND 2011	Net Sales Growth	Foreign Exchange Impact	Acquisition/ Divestiture Impact*	Organic Sales Growth
Beauty	1%	-1%	2%	2%
Grooming	1%	0%	1%	2%
Health Care	1%	0%	0%	1%
Snacks and Pet Care	3%	0%	0%	3%
Fabric Care and Home Care	5%	0%	0%	5%
Baby Care and Family Care	6%	0%	0%	6%
Total P&G	4%	0%	0%	4%

*Acquisition/Divestiture Impact includes rounding impacts necessary to reconcile net sales to organic sales.

2. Core EPS:  This is a measure of the Company’s diluted net earnings per share from continuing operations excluding certain items that are not judged to be part of the Company’s sustainable results or trends.  This includes current year impairment charges for goodwill and indefinite lived intangible assets, current year charges related to incremental restructuring charges due to increased focus on productivity and cost savings, a significant benefit in FY 2011 from the settlement of U.S. tax litigation primarily related to the valuation of technology donations, charges in FY’s 2012, 2011 and 2010 related to European legal matters, a FY 2010 charge related to a tax provision for retiree healthcare subsidy payments in the U.S. healthcare reform legislation, incremental restructuring charges in FY 2009 to offset the dilutive impact of the Folgers divestiture, and significant adjustments to tax reserves in FY 2008.  We believe the Core EPS measure provides an important perspective of underlying business trends and results and provides a more comparable measure of year-on-year earnings per share growth.  Core EPS is also one of the measures used to evaluate senior management and is a factor in determining their at-risk compensation.  The tables below provide a reconciliation of diluted net earnings per share to Core EPS:

Fiscal Year Data:	FY 2011	FY 2010	FY 2009	FY 2008
Diluted Net Earnings Per Share - Continuing Operations	$3.93	$3.53	$3.39	$3.40
Settlement from U.S. Tax Litigation	($0.08)	-	-	-
Charges for European Legal Matters	$0.10	$0.09	-	-
Charge for Taxation of Retiree Healthcare Subsidy	-	$0.05	-	-
Incremental Folgers-related Restructuring Charges	-	-	$0.09	-
Significant Adjustments to Tax Reserves	-	-	-	($0.14)
Rounding Impacts			($0.01)	-
Core EPS	$3.95	$3.67	$3.47	$3.26
Core EPS Growth	8%	6%	6%

Quarter / Period Data:	OND 11	OND 10	OND 09
Diluted Net Earnings Per Share-Continuing Operations
	$0.57	$1.11	$1.01
Impairment charges	$0.50	-	-
Charges for European legal matters	$0.02	$0.10	$0.09
Settlement from U.S. tax litigation	-	($0.08)	-
Incremental restructuring	$0.01	-	-
Core EPS	$1.10	$1.13	$1.10
Core EPS Growth	-3%	3%

	JFM 11		JFM 10
Diluted Net Earnings Per Share – Continuing Operations	$0.96		$0.83
Charge for Taxation of Retiree Healthcare Subsidy	-		$0.05
Rounding Impacts	-		$0.01
Core EPS	$0.96		$0.89
Core EPS Growth	8%

	1H FY 2012	1H FY 2011	1H FY 2010
Diluted Net Earnings Per Share-Continuing Operations	$1.60	$2.13	$1.98
Impairment charges	$0.50	-	-
Charges for European legal matters	$0.02	$0.10	$0.09
Settlement for U.S. Tax litigation	-	($0.08)	-
Incremental restructuring	$0.01	-	-
Core EPS	$2.13	$2.15	$2.07
Core EPS Growth	-1%	4%

	JFM 12 (Est.)	JFM 11
Diluted Net Earnings Per Share	$0.81 to $0.87	$0.96
Incremental Restructuring	$0.10	-
Core EPS	$0.91 to $0.97	$0.96
Core EPS Growth	-5% to 1%

	AMJ 12 (Est.)	AMJ 11
Diluted Net Earnings Per Share	$1.44 to $1.61	$0.84
One-time gain from snacks divestiture	($0.55) to ($0.65)	-
Incremental restructuring	$0.07 to $0.04	-
Core EPS	$0.96 to $1.00	$0.84
Core EPS Growth	14% to 19%

	2H FY 2012 (Estimate)	2H FY 2011	2H FY 2010
Diluted Net Earnings Per Share-Continuing Operations	$2.25 to $2.48	$1.80	$1.54
One-time gain from snacks divestiture	($0.55) to ($0.65)	-	-
Charge for taxation of retiree healthcare subsidy	-	-	$0.05
Incremental restructuring	$0.17 to $0.14	-	-
Rounding impacts	-	-	$0.01
Core EPS	$1.87 to $1.97	$1.80	$1.60
Core EPS Growth	4% to 9%	13%

	FY 2012 (Est.)	FY 2011
Diluted Net Earnings Per Share	$3.85 to $4.08	$3.93
One-time gain from snacks divestiture	($0.55) to ($0.65)
Impairment charges	$0.50	-
Charges for European legal matters	$0.02	$0.10
Settlement from U.S. tax litigation	-	($0.08)
Incremental restructuring	$0.18 to $0.15	-
Core EPS	$4.00 to $4.10	$3.95
Core EPS Growth	1% to 4%

Note – All reconciling items are presented net of tax.  Tax effects are calculated consistent with the nature of the underlying transaction.  The charge for the significant settlement from U.S. tax litigation is tax expense.

3. Core Operating Margin:
This is a measure of the Company’s operating margin adjusted for the current year impairment charges for goodwill and indefinite lived intangible assets, current year charges related to incremental restructuring charges due to increased focus on productivity and cost savings, and charges in current and prior year related to the European legal matters:

	OND 11	OND 10
Operating Margin	12.4%	20.0%
Impairment charges	7.0%	-
Charges for European legal matters	0.3%	1.4%
Incremental restructuring	0.1%	-
Core Operating Margin	19.8%	21.4%
Basis point change	-160 bps

	2H FY 2012 (Estimate)	2H FY 2011
Operating Margin	17.0% to 18.3%	17.2%
Charges for European legal matters	-	0.0%
Incremental restructuring	1.7% to 1.4%	-

Core Operating Margin	18.7% to 19.7%	17.2%
Basis point change	150 to 250

4. Core Operating Profit Growth:
This is a measure of the Company's operating profit growth adjusted for the current year impairment charges for goodwill and indefinite lived intangible assets, current year charges related to incremental restructuring charges due to increased focus on productivity and cost savings, and charges in current and prior year related to the European legal matters:

	OND 11	JAS 11	AMJ 11	JFM 11
Operating Profit Growth	-36%	-4%	11%	-5%

Impairment charges	36%	-	-	-
Charges for European legal matters	-6%	-	-	-
Incremental restructuring	1%	-	-	-
Rounding	1%	-	-	-
Core Operating Profit Growth	-4%	-4%	11%	-5%

	2H FY 2012 (Est.)	1H FY 2012	2H FY 2011	1H FY 2011
Operating Profit Growth	0% to 7%	-19%	2%	-4%

Impairment charges	-	18%	-	-
Charges for European legal matters	-	-3%	-	-
Incremental restructuring	10% to 8%	-	-	-
Rounding	-	-	-	1%
Core Operating Profit Growth	10% to 15%	-4%	2%	-3%

	AMJ 12 (Estimate)	JFM 12 (Estimate)
Operating Profit Growth	11% to 19%	-8% to -2%

Impairment charges	-	-
Charges for European legal matters	-	-
Incremental restructuring	8% to 5%	10%
Core Operating Profit Growth	19% to 24%	2% to 8%

5. Core Effective Tax Rate:
This is a measure of the Company’s effective tax rate adjusted for the non-core adjustments described above.  The table below provides a reconciliation of the effective tax rate to the Core tax rate:
OND 2011
Effective Tax Rate	36.7%
Tax impact of impairment charges	(11.7%)
Tax impact of European legal matters	(0.4%)
Tax impact of incremental restructuring	0.2%
Rounding	0.1%
Core Effective Tax Rate	24.9%

6. Free Cash Flow:
Free cash flow is defined as operating cash flow less capital spending.  We view free cash flow as an important measure because it is one factor in determining the amount of cash available for dividends and discretionary investment.  Free cash flow is also one of the measures used to evaluate senior management and is a factor in determining their at-risk compensation.  The reconciliation of free cash flow is provided below (amounts in millions):

	Operating Cash Flow	Capital Spending	Free Cash Flow
Oct-Dec ‘11	$3,328	($947)	$2,381